SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 27, 2000


                        PINNACLE WEST CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Arizona                       1-8962                  86-0512431
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


400 East Van Buren St., P.O. Box 52132, Phoenix, Arizona              85072-2132
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       (Address of principal executive offices)                       (Zip Code)


                                 (602) 379-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

STATE REGULATORY MATTERS

     SETTLEMENT AGREEMENT

     As previously reported, in December 1999 two parties filed lawsuits challenging the Arizona Corporation Commission ("ACC") approval of a comprehensive Settlement Agreement between Arizona Public Service Company ("APS") and various parties relating to the implementation of retail electric competition. See Note 6 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation (the "Company") Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000 (the "September 2000 10-Q"). With respect to one of the appeals, on December 26, 2000, the Court of Appeals affirmed the ACC's approval of the Settlement Agreement. The other appeal, which raises a number of different issues, is still pending a decision from the court.

     RETAIL ELECTRIC COMPETITION RULES

     On November 27, 2000, a Maricopa County Superior Court judge issued a final judgment holding that the Retail Electric Competition Rules (the "Rules") are unconstitutional and unlawful in their entirety due to failure to establish fair value rate base and because certain of the Rules were not submitted to the Arizona Attorney General for certification. See Note 6 of Notes to Condensed Consolidated Financial Statements in the Company's September 2000 10-Q for a discussion of the judge's preliminary rulings in this matter. The judgment also invalidates all ACC orders authorizing competitive electric service providers in Arizona. We do not believe the ruling affects the Settlement Agreement with the ACC. The Settlement Agreement was not at issue in the consolidated cases before the judge. Further, the ACC made findings related to the fair value of APS' property in the order approving the APS Settlement Agreement.

     The ACC and other parties aligned with the ACC have appealed the ruling to the Court of Appeals, as a result of which the ruling is automatically stayed pending further judicial review.

     COMPANY RESTRUCTURING

     The Settlement Agreement and the Rules require APS to transfer its generating assets and competitive services, including wholesale power marketing and trading activities, to one or more corporate affiliates. Subject to the receipt of requisite non-ACC approvals, APS plans to move certain of its non-nuclear generating facilities and related assets, as well as certain employees of APS' generation business unit, to Pinnacle West Energy Corporation, a subsidiary of the Company ("PWEC"), during the first half of 2001. Wholesale power marketing and trading activities are expected to be moved from APS to the Company during that same period.

GENERATION EXPANSION

     As previously reported, in April 2000 PWEC entered into two separate agreements with Southern California Edison

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Company ("SCE") to purchase SCE's 15.8% ownership interest in the Palo Verde
Nuclear Generating Station ("Palo Verde") and its 48% ownership interest in Units 4 and 5 of the Four Corners Power Plant ("Four Corners"). See Note 10 of Notes to Condensed Consolidated Financial Statements in the Company's September 2000 10-Q. PWEC had the right to match the terms of any binding agreement that SCE entered into with any party that submitted an indication of interest for SCE's Palo Verde and/or Four Corners ownership interest. On January 5, 2001 PWEC informed SCE that it will not match a competing bid that SCE received for its Four Corners ownership interest. Subject to California Public Utilities Commission ("CPUC") approval and other conditions, including PWEC's acquisition of SCE's Palo Verde ownership interest, PWEC remains committed as a standby purchaser of SCE's Four Corners ownership interest at the original $300 million purchase price if the competing Four Corners transaction does not close. SCE did not receive a qualified superior offer for SCE's Palo Verde ownership interest. PWEC's agreement to purchase SCE's Palo Verde ownership interest for $250 million is still pending approval from the CPUC. While the CPUC has not ruled on the pending request to approve the Palo Verde sale, it has recently stated that, in light of recent developments in the California electricity market, it will evaluate whether it is in the public interest for the California utilities to divest remaining generation facilities. Accordingly, the Company cannot predict whether the CPUC will approve the sale of SCE's Palo Verde ownership interest.

     PWEC is currently planning a 650-megawatt expansion of the West Phoenix Power Plant and the construction of a natural gas-fired electric generating station of up to 2,120 megawatts, called Redhawk, near Palo Verde. Construction on West Phoenix Unit 4 began in June 2000, with commercial operation of the unit expected in the summer of 2001. PWEC expects construction to begin on the 530-megawatt West Phoenix Unit 5 in mid-2001, with commercial operation in mid-2003. PWEC and Calpine have terminated discussions on joint development of West Phoenix Unit 5. PWEC began construction of Redhawk Units 1 and 2 (530 megawatts each) in December 2000, with commercial operation scheduled for the summer of 2002.

FORWARD-LOOKING STATEMENTS

     The above discussion contains forward-looking statements that involve risks and uncertainties. Words such as "estimates," "expects," "anticipates," "plans," "believes," "projects," and similar expressions identify forward-looking statements. These risks and uncertainties include, but are not limited to, the ongoing restructuring of the electric industry; the outcome of the regulatory proceedings relating to the restructuring; regulatory, tax, and environmental legislation; our ability to successfully compete outside traditional regulated markets; regional economic conditions, which could affect customer growth; the cost of debt and equity capital; weather variations affecting customer usage; technological developments in the electric industry; and the successful completion of large-scale construction projects. These factors and the other matters discussed above may cause future results to differ materially from historical results, or from results or outcomes we currently expect or seek.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE WEST CAPITAL CORPORATION
                                        (Registrant)



Dated: January 10, 2001                 By: Michael V. Palmeri
                                            ------------------------------------
                                            Michael V. Palmeri
                                            Vice President, Finance

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